                                                                    Exhibit 10.3

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                      AMENDMENT TO MANUFACTURING AGREEMENT



     This Amendment, made this 5th day of April 2001, by and between Lake Region Manufacturing, Inc. ("Lake Region") and Nitinol Medical Technologies, Inc. ("NMT").

     RECITALS
     --------

     A. Lake Region and NMT entered into an Agreement dated February 15, 1996 for the manufacture by Lake Region of certain medical devices which Agreement was, thereafter, amended by Amendments dated December 2, 1996 and January 18, 1999 (the original Agreement and Amendments collectively referred to herein as "the Agreement"), and

     B. The parties desire to further amend the Agreement by extension of the Term of the Agreement, which will terminate on June 30, 2001.

     NOW, THEREFORE, in consideration of the mutual promises and undertakings and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. The Term of the Agreement will be extended for a period of six (6) months and will terminate on December 31, 2001.

     2.  A new Sub-Section 6.01 is added to the Agreement to read as follows:

"6.01. NMT will purchase from Lake Region the following minimum unit quantities of the Product in the extended six (6) month term:

     [**] units (July 1, 2001 to December 31, 2001)

NMT will pay Lake Region [**] percent ([**]%) of the Sales Price of the Product multiplied by the number of units of shortfall to meet such minimum unit quantities in the extended Term."

     3. All other terms and provisions of the Agreement will continue in full force and effect, unchanged, until its termination on December 31, 2001.

     IN WITNESS WHEREOF, the parties have executed this agreement on the date first-above written.

NITINOL MEDICAL TECHNOLOGIES, INC.

By: /s/ John E. Ahern
   --------------------

Title:    CEO    4/5/01
      -----------------



LAKE REGION MANUFACTURING, INC.

By: /s/ Joe Fleischhacken
   ------------------------

Title:    CEO    3/30/01
       --------------------

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